Fees Summary	Mar. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,534,092.10
Previously Paid Amount	0.00
Total Fee Amount	488.06
Total Offset Amount	0.00
Net Fee	$ 488.06